UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2012

Internet Media Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-165972	22-3956444
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

1434 6th Street, Santa Monica, CA 90401, Suite 2
(Address of Principal Executive Office) (Zip Code)

800-467-1496
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers and Key Advisors.;

On January 23, 2012, Michael Buechler, submitted his resignation as Executive Vice President of Internet Media Services, Inc. (the “Company”), effective as of the date thereof.  The resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  Mr. Buechler will remain as Secretary of the Company and as a member of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Internet Media Services, Inc.

By:	/s/ Raymond Meyers
Raymond Meyers, Chief Executive Officer

Date:      January 27, 2012